EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Gold Flora Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marshall Minor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2024	/s/ Marshall Minor
Marshall Minor
Chief Financial Officer
(Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to Gold Flora Corporation and will be retained by Gold Flora Corporation and furnished to the Securities and Exchange Commission or its staff upon request.